LKQ to Acquire Uni-Select - A Leading Distributor of Mechanical Parts and Refinish Paint Products Across North America February 27, 2023

Forward Looking Statements Statements and information included in this presentation that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act. Forward-looking statements include, but are not limited to statements regarding our expectations, intentions, beliefs and strategies regarding the future, including statements regarding trends, cyclicality and changes in the markets we sell into; strategic direction; changes to procurement processes; the cost of compliance with environmental and other laws; expected tax rates; planned capital expenditures; liquidity positions; ability to generate cash from continuing operations; the potential impact of adopting new accounting pronouncements; expected financial results, including revenue and profitability; obligations under our retirement plans; savings or additional costs from business integrations and cost containment programs; and the adequacy of accruals. These forward looking statements generally include expectations, beliefs, hopes, intentions or strategies regarding our future, including with respect to the proposed transaction described and statements or assumptions regarding the expected timetable for completing the transaction, financial and operating results, benefits and synergies of the transaction, and other statements that are based on management's current beliefs and expectations of the company and the combined businesses. All forward-looking statements we make are based on information available to us at the time the statements are made, and we assume no obligation to update any forward-looking statements, except as may be required by law. The potential risks and uncertainties that could cause actual results to differ from the results predicted or implied by our forward-looking statements include, among others, risks relating to the receipt of regulatory and shareholder approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; the failure to realize, or delays in realizing, growth projections, synergies, cost-savings and other benefits from the transaction; the failure to obtain the financing contemplated to be obtained in connection with the proposed transaction on the expected terms or timing; negative effects of the announcement or completion of the transaction on the businesses, financial performance or trading prices of the parties; competitive responses to the transaction, as well as the risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any of our subsequent Quarterly Reports on Form 10- Q. These reports are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov. 2

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Mission Statement To be the leading global value-added and sustainable distributor of vehicle parts and accessories by offering our customers the most comprehensive, available, and cost-effective selection of parts and service solutions while building strong partnerships with our employees and the communities in which we operate 4

Compelling Transaction for LKQ & Uni-Select Shareholders Note: All financial figures in US$, unless otherwise noted. (1) Segment EBITDA is a non-GAAP measure, calculated in accordance with the methodology outlined in LKQ’s most recent 10K filing. (2) Adjusted EPS is a non-GAAP measure, calculated in accordance with the methodology outlined in LKQ’s most recent 10K filing. (3) Total leverage per bank covenants is defined as Total Debt/EBITDA. See the definitions of Total Debt and EBITDA in the latest credit agreement filed with the SEC for further details. (4) Expected total leverage at closing of 2.4x and net leverage at closing of 2.2x. 5 Structure & Consideration Approvals & Closing • LKQ to acquire Uni-Select for C$48.00 per share in cash, representing an enterprise value of $2.1bn o Represents a premium of 19.2% to Uni-Select’s closing share price on February 24, 2023 and 20.7% to Uni-Select’s trailing 20-day volume-weighted average price o Reflects a multiple of approximately 9.7x Uni-Select’s 2023E Segment EBITDA(1), inclusive of run-rate cost synergies • Divestiture of Uni-Select’s GSF Car Parts UK Financial Benefits • Expected to generate $55mm of run-rate synergies by year three post closing • Incremental revenue growth and margin expansion opportunities driven by enhanced North American product offerings • Expected to be accretive to Adjusted EPS(2) in the first year following closing Financing • Transaction financed through a combination of cash on hand and debt with expected total leverage(3) at closing of 2.4x (4) • Strong ongoing commitment to investment grade credit ratings and deleveraging to <2x total leverage(3) within 18 months • Transaction recommended by the Uni-Select Special Committee and unanimously approved by the Board of Directors of Uni-Select and LKQ • Subject to customary regulatory approvals and approval by Uni-Select’s shareholders • Voting and Support Agreements from Birch Hill and EdgePoint, Uni-Select shareholders representing ~19% of basic shares • Required Uni-Select shareholder approvals are (i) 66 ⅔% of the votes cast, and (ii) a majority of the votes cast, excluding any shares held by Birch Hill and EdgePoint • Expected to close in H2 2023

Uni-Select Overview

- ***A leading distributor of automotive replacement parts, accessories, tools and equipment, paint, and collision repair products across North America and Europe***
- ***Founded in 1968 and headquartered in Boucherville, Quebec***

Key Figures	
$1.7bn	2022A Sales
8.2% (2)	Segment EBITDA Margins
15	Distribution Centers
400+	Company Branches
#2	Canadian Mechanical Parts Distributor
5,200+	Employees

	A Leading North American Paint & Allied Product Distributor	#2 Canadian Mechanical Parts Distributor	UK Mechanical Parts Distributor (1)
	FINISHMASTER® Automotive & Industrial Paint	CANADIAN AUTOMOTIVE GROUP	GSF CAR PARTS UK Aftermarket Parts Distribution
Selected Segment Statistics	5 DCs and 145+ Branches	8 DCs and 95 Branches	2 DCs and 175+ Branches
	2022A Revenue: $722mm (42% of Revenue)	2022A Revenue: $601mm (35% of Revenue)	2022A Revenue: $408mm (23% of Revenue)
Strategic Rationale	Strengthen North American refinish paint & associated product distribution business	Entry into North American mechanical parts business	Planned divestiture of UK business

Source: Public filings.
Note: All financial figures in US$mm, unless otherwise noted.
(1) To be divested in conjunction with transaction.
(2) Segment EBITDA is a non-GAAP measure, calculated in accordance with the methodology outlined in LKQ's most recent 10K filing. See page 18 for a reconciliation from reported EBITDA to Segment EBITDA.

LKQ 25th Anniversary
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Acquisition of Uni-Select Expands LKQ’s Leading Global Vehicle Parts Distribution Business Compelling strategic fit, enhancing LKQ’s existing business and continuing to drive profitable growth1 FinishMaster complements existing North American paint distribution operations, improving scale & product mix to compete in attractive and growing segment with minimal integration risk 2 Scaled entry into Canadian mechanical parts sector through acquisition of CAG, the #2 wholesale distributor 3 Expected to generate $55mm run-rate synergies by year three post closing plus incremental revenue growth & margin expansion opportunities for the Uni-Select and LKQ businesses 4 7Note: All financial figures in US$, unless otherwise noted. Focus on operational excellence and continued commitment to maintaining strong investment grade balance sheet 5

LKQ’s Presence in Paint & Mechanical Parts Facilitates Effective Business Integration 8 1 Strategic Fit for LKQ • LKQ entered paint distribution industry in 2007 through acquisition of Keystone Automotive Industries and expanded operations in 2011 through acquisition of Akzo Nobel’s distribution business • Complements LKQ’s existing footprint and drives synergies • Significantly expands product offering through existing relationships with diversified, multi-brand portfolio of paint & allied products suppliers o Diversifies customer base, particularly with respect to multi- shop operation (“MSO”) customers • At scale entry into Canadian mechanical parts industry through acquisition of #2 wholesale distributor • LKQ entered into European mechanical parts distribution through the acquisition of ECP in 2011 • Significant procurement synergies between LKQ’s European operations and CAG

2 FinishMaster Complements Existing N.A. Paint Distribution Operations, Providing Scale to Compete in Attractive & Growing Segment

FinishMaster Provides Scope and Scale

- FM is one of the largest refinishing distributors with access to most geographies, accelerating LKQ's growth strategies in paint of:
  - Becoming a leader in private label
  - Geographic expansion
  - Improving access to existing channels
  - Increasing access to customer services
  - Providing entry into MSO segment
  - Enhancing multi-brand paint strategy
- Increased procurement scale expanding LKQ's:
  - Volume with and importance to its existing vendor base
  - Additional distribution footprint with leading suppliers

Low Incremental Costs for an Additional Item on the Truck



LKQ Distribution Center
To handle paint & related materials
Necessary equipment for paint transportation
Majority of repairs and all collision centers require the use of some form of paint
Collision Centers

FinishMaster Products

- Paints
- Base coatings
- Undercoatings
- Adhesives
- Sealers / Sealants
- Spray guns
- Consumables
  - Tapes

LKQ 25th Anniversary

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LKQ Substantially Grows & Diversifies Its Refinish Paint Customer and Vendor Base

2

Dramatically expands customer base and mix

Total Revenue by Customer Mix



Traditional
MSOs
Industrial
~95%
~5%
~63%
~29%
~8%
LKQ
LKQ + UNI-SELECT

LKQ becomes a leading player in the growing $5bn+ North American paint and allied products market

Total Revenue



~$290 mm
~$1,000 mm
LKQ
LKQ + UNI-SELECT

More diversified vendor base allows LKQ to serve and attract new customers

Total Revenue by Vendor



Paint Vendor 1
Paint Vendor 2
Paint Vendor 3
Allied Products
Other
24%
5%
18%
16%
37%
10%
22%
41%
12%
15%
LKQ
LKQ + UNI-SELECT

Note: Revenue figures reflect revenue from refinish paint and allied products; all financial figures in US$, unless otherwise noted.
Source: Management estimates.

LKQ 25th Anniversary
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Entry & Expansion Opportunities in Canadian Mechanical Parts Through Acquisition of #2 Wholesale Distributor 11 2.3 2.1 2.3 2.3 2.5 2.6 2.7 2.8 2.9 3.0 3.1 3.2 1.6 1.5 1.6 1.7 1.8 1.9 1.9 2.0 2.0 2.1 2.2 2.3 $5.4 Competitor 1 Others CAG #2 Competitor 2 Competitor 3 3% Canada Retail Hard Parts Segment Canada WD Hard Parts Segment 2019A 2022A2020A 2021A 2023E 2026E 2027E2024E 2025E 2028E 2029E 2030E $4.6 $3.6 $4.9 $3.9 $3.9 $4.0 $4.3 $4.5 $4.8 $5.1 5.3$ 29% 19% 5%3 45% 3 Note: All financial figures in US$, unless otherwise noted. Source: RBC Capital Markets Initiating Coverage report, LKQ Strategy Analysis, and public filings. Opportunity for Expansion Canadian Automotive Aftermarket Distribution ($bn) Estimated Shares for Wholesale Distributors

Suspension & Steering Braking Engine Accessories Tools & Equipment Lubricants Fluids / Chemicals Filtration Batteries All Other ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Leverage of LKQ’s Europe Segment Along With CAG Will Drive Significant Procurement Synergies 12 4 Uni-Select’s Canadian Mechanical Parts Offering LKQ Europe

25% 20% 55% $55mm+ Estimated Annualized Run- Rate Synergies Achieved by Year Three • Eliminate public company costs • Reduction of delivery fleet size & other overhead spend • Consolidate supplier partnerships and relationships • Benefit from increased scale for superior pricing and terms • Rationalize branch and distribution locations Note: All financial figures in US$, unless otherwise noted. Footprint Optimization Procurement SG&A Opportunities LKQ has a long track record of successfully integrating acquisitions 4 Significant Synergy Opportunity to Drive Stockholder Value 13

Transaction Enables Numerous Opportunities for Incremental Revenue Growth & Margin Expansion 14 1 2 3 4 6 Sale of recycled & remanufactured engines, transmissions, and kits into Canada Grow private label penetration Expand product portfolio; offer European product brands & full OEM car parc coverage Sale of mechanical parts into the Canadian collision channel Additional tuck-in acquisition opportunities 5 Sell selected collision parts through company- owned branches 4

LKQ is Committed to Maintaining Strong Investment Grade Balance Sheet 15 • LKQ is committed to maintaining investment grade credit ratings • Targeting reduction of total leverage(1) from ~2.4x at transaction close to <2.0x within 18 months, via: o Combined annual FCF generation in excess of $1.0bn o Run-rate synergies of $55mm o Divestiture of GSF Car Parts UK o Disciplined M&A activity ~2.4x <2.0x Estimated Total Leverage at Close Target Leverage within 18 Months Total Debt / EBITDA (1) Total leverage per bank covenants is defined as Total Debt/EBITDA. See the definitions of Total Debt and EBITDA in the latest credit agreement filed with the SEC for further details. (1) 5

Q&A

Appendix

Uni-Select Segment EBITDA(1) Reconciliation 18 2022A EBITDA (As Reported) $159,601 (+) Change in Estimate Related to Inventory Obsolescence 10,927 (+) Stock-based Compensation 13,269 (+) Restructuring and other charges 1,227 Adjusted EBITDA (As Reported) $185,024 (-) Total U.S. GAAP Adjustments (30,184) (-) Stock-based Compensation (13,269) Segment EBITDA $141,571 Note: All financial figures in US$, unless otherwise noted. (1) Segment EBITDA is a non-GAAP measure, calculated in accordance with the methodology outlined in LKQ’s most recent 10K filing.